SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

May 21, 2013

Date of Report (Date of Earliest Event Reported)

RJD Green, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	333-170312	27-1065441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4142 South Harvard, Suite D3 Tulsa, OK	74135
(Address of principal executive offices)	(Zip Code)

(918) 551-7883

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

On May 21, 2013, the Company entered into a stock purchase agreement with the shareholders of Silex Holdings, Inc.  Under this agreement, the Company will acquire Silex Holdings and its wholly owned subsidiary, Silex Interiors, LLC, a specialty construction materials manufacturer and distributor.  Silex Holdings will be an 80% owned subsidiary of the Company.

As consideration for the acquisition, the Company will issue an aggregate 363,500,000 of its common shares to the shareholders of Silex Holdings in return for 4,662,584 common shares of Silex Holdings, representing 80% of the issued and outstanding stock of Silex Holdings.  Of the 363,500,000 common shares issued, the shareholders of Silex Holdings have agreed to retire 250,000,000 common shares at Closing.

The Company has agreed not to reverse its common shares for a period of six months from the date of Closing.

Item 2.01 – Completion of Acquisition or Disposition of Assets

On October 1, 2014, the Company completed its acquisition of Silex Holdings.  The Company has acquired Silex Holdings and its wholly owned subsidiary, Silex Interiors, LLC, a specialty construction materials manufacturer and distributor.  Silex Holdings is now an 80% owned subsidiary of the Company.

As consideration for the acquisition, the Company issued an aggregate 363,500,000 of its common shares to shareholders of Silex Holdings in return for 4,662,584 of Silex Holdings, common shares, representing 80% of the issued and outstanding stock of Silex Holdings.  Of the 363,500,000 common shares issued, the shareholders of Silex Holdings retired 250,000,000 common shares at Closing.

FORM 10 INFORMATION FOR SILEX HOLDINGS, INC.

Silex Holdings focused in specialty contracting services for industrial, and construction / retail markets that have a defined market niche and path to appropriate return on investment.

Silex Holdings first acquisition, Silex Interiors, is a supplier of building products for commercial projects and new home construction, as well as remodel and DIY projects. Silex provides a superior level of quality and client experience to ensure the company exceeds expectations.

Silex Interiors offers “one stop services” when designing a new kitchen or bathroom. Silex offers a full range of all wood cabinets, Granite, Green Marble or Quartz, and other natural stone countertops, sinks, faucets and tile backsplash along with complete bathroom shower tub surround materials. Silex provides exceptional client care with free project design assistance through our design centers.

Silex Holdings will pursue additional acquisitions for growth in symmetrical construction services, and specialty niched industrial service providers.

Properties:

Silex Holdings’ administrative offices are located at 4142 South Harvard Ave., Suite D3, Tulsa, OK 74135 at a cost of $700 monthly on a month to month agreement.  The Company intends to procure alternative offices after one year of operation.

Silex Holdings currently leases two retail properties. The first property is located at 3701 South Broadway, Edmond, OK 73013.  Silex Holdings has a three year lease with a monthly lease payment of $10,131 for 10,000 square feet.

The second retail property is located at 1311 East 35 Street, Tulsa, OK 74105.  Silex Holdings has a five year lease with a monthly lease payment of $5,000 for 5,000 square feet.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Silex Holdings’ bylaws provide that the number of directors who shall constitute the whole board shall not be less than one.  The shareholders at any annual meeting may determine the number that shall constitute the board of directors and the number so determined shall remain fixed until changed at a subsequent annual meeting.  The directors shall be elected at each annual meeting of the shareholders; however, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose.  All directors shall hold office until their respective successors are elected.

The officers and directors are as follows:

NAME	AGE	POSITIONS HELD	TERM OF OFFICE
Jerry Niblett	50	Chief Executive Officer	June 1, 2012 to present
Mike La Lond	65	Chief Financial Officer	June 1, 2012 to present
Ron Brewer	64	Chief Operating Officer June 1, 2012 to present
Rex Washburn	66	Director	November 1, 2012 to present
Paul Williams	65	Board Advisor	June 1, 2012 to present

Officer and Director Information

Jerry Niblett:

Jerry Niblett, our chief executive officer, has held leadership positions in several green energy companies.  Since 2007, he has been a regional manager of Sonoco Logistics Pipeline LP, where he monitors, analyzes, and oversees the operational activities for over 2,000 miles of active transmission and gathering pipelines.  Since 2009, he has been the president of Green Mountain Resources Corp., a small cap privately held energy company.  Since 2010, he has been a managing member of Green Mountain Resources LLC, a subsidiary of Green Mountain Resources Corp, where he is responsible for market strategy, technology development, corporate profitability and accountability to shareholders.  Since 2011, he has been a managing member of Rangeland Energy LLC, another small cap privately held energy company.  Mr. Niblett received a B.S. in Total Quality Management from Friends University in Wichita, KS in 1996.

Mike La Lond:

Mike La Lond, our chief financial officer, has worked as both CFO and as a consultant.  From June 2007 through October 2008, Mr. La Lond was the Vice President and CFO of Lean Gourmet.  From January 2009 through June 2010, he worked as a consultant to the Southbridge Advisory Group.  From June 2010 through December 2010, he was the CFO of US Highland, a recreational powersports company.  Since January 2011, Mr. La Lond has been the president of La Lond Consulting.  Mr. La Lond Received a B.S. and a B.A. from Quincy College in 1970, an M.S. from Illinois State University in 1974, and a Ph.D. from Illinois State University in 1976.

Ron Brewer:

Since 2001, Ron Brewer, our chief operating officer, has been the Managing Director of the Southbridge Advisory Group, an Oklahoma based management services firm focused on merger and acquisition advisory, capital procurement, and management consulting services.  Mr. Brewer studied at the University of Arkansas and the University of Tulsa between 1969 and 1973.

Rex Washburn, Board Director

Mr. Washburn offers 23 years of senior management experience with 17 of those years as Chief Executive Officer of both publicly held and private companies.  Mr. Washburn is recognized as a corporate structural and ‘turnaround’ specialist, and has in-depth experience in international franchising and franchise development. Rex received a BBA in finance from Regis University in 1987 and studied for MS in Economics at the University of Edinburg from 1988 - 1990. Rex served in Special Operations for the US Army in military service from 1968 - 1972.

Paul Williams:

Paul Williams has been a board advisor of Silex Holdings since June 2012.  Since January 2005, he has been visiting faculty with the In His Image Family Practice.  Since February 2008, he has been the president of the International HealthCare Network.  Dr. Williams received a B.S. from Evangel University in 1965 and an M.D. from Washington University School of Medicine in St. Louis Missouri in 1969.

Executive Compensation

The following table set forth certain information as to the compensation paid to our executive officers for the years of 2013 and 2012.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Comp	Nonqualified Deferred Comp Earnings

Jerry J Niblett	2013	$0	n/a	n/a	n/a	n/a	n/a
CEO	2012	$0	n/a	n/a	n/a	n/a	n/a

Make La Lond	2013	$0	n/a	n/a	n/a	n/a	n/a
CFO	2012	$0	n/a	n/a	n/a	n/a	n/a

Ron Brewer	2013	$0	n/a	n/a	n/a	n/a	n/a
COO	2012	$0	n/a	n/a	n/a	n/a	n/a

Director Compensation

We do not have any standard arrangements by which directors are compensated for any services provided as a director.  No cash has been paid to the directors in their capacity as such.

Outstanding Equity Awards

Our directors and officers do not have any unexercised options, stock that has not vested, or equity incentive plan awards.

Options

We do not currently have a stock option plan. No individual grants of stock options, whether or not in tandem with stock appreciation rights known as SARs or freestanding SARs have been made to any executive officer or any director since our inception; accordingly, no stock options have been granted or exercised by any of the officers or directors since inception.

Long-Term Incentive Plans and Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance at this time.  No individual agreements regarding future payouts under non-stock price-based plans have been made to any executive officer or any director or any employee or consultant; accordingly, no future payouts under non-stock price-based plans or agreements have been granted or entered into or exercised by our officer or director or employees or consultants.

Code of Ethics Policy

We have not yet adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Corporate Governance

There have been no changes in any state law or other procedures by which security holders may recommend nominees to our board of directors.  In addition to having no nominating committee for this purpose, we currently have no specific audit committee and no audit committee financial expert.  Based on the fact that our current business affairs are simple, any such committees are excessive and beyond the scope of our business and needs.

Involvement in Certain Legal Proceedings

None of our directors, executive officers and control persons has been involved in any of the following events during the past ten years:

  - Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time,

   -  Any conviction in a criminal proceeding or being subject to any pending criminal proceeding (excluding traffic violations and other minor offenses);

   - Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities,; or

   - Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Change-In-Control Arrangements

There are currently no employment agreements or other contracts or arrangements with our officers or directors.  There are no compensation plans or arrangements, including payments to be made by us, with respect to our officers, directors or consultants that would result from the resignation, retirement or any other termination of any of our directors, officers or consultants.  There are no arrangements for our directors, officers, employees or consultants that would result from a change-in-control.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth the number and percentage of our outstanding 4,662,584 common shares owned prior to the acquisition by:

     (i) each person known to us to beneficially own more than 5% of its outstanding common stock,

    (ii) each director,

   (iii) each named executive officer and significant employee, and

    (iv) all officers and directors as a group.

Name and address	Amount	Percentage
Jerry Niblett
4519 West 95th St North Sperry, OK 74073	100,000	2.14%

Mike La Lond
928 S Braden Tulsa, OK 74112	100,000	2.14%

Ron Brewer
4012 W. Utica St. Broken Arrow, OK 74011	100,000	2.14%

Paul Williams
254 Valley View Vista Dr. Pisgah Forest, NC 28768	13,750	0.29%

All Officers and Directors As a Group	313,750	6.73%

Premiere Resources 4142 S Harvard Ave., Suite D3 Tulsa, OK 74135	1,000,000	21.45%

Janice Quist 7463 S 227th East Ave Broken Arrow, OK 74014	350,000	7.51%

Equitas Resources 3012 East Fourmile Road Cheyenne, WY 82009	1,800,000	38.61%

All other 5% owners as a group	3,150,000	67.56%

The following table sets forth the number and percentage of our 125,000 outstanding series A preferred shares owned by:

     (i) each person known to us to beneficially own more than 5% of its outstanding series A preferred shares,

    (ii) each director,

   (iii) each named executive officer and significant employee, and

    (iv) all officers and directors as a group.

Name and Address	Amount	Percentage
Paul R. Williams 254 Valley View Vista Dr. Pisgah Forest, NC 28768	90,000	72%
All Officers and Directors as a Group (1 person)	90,000	72%

The following table sets forth the number and percentage of our 300,000 outstanding series B preferred shares owned by:

     (i) each person known to us to beneficially own more than 5% of its outstanding series B preferred shares,

    (ii) each director,

   (iii) each named executive officer and significant employee, and

    (iv) all officers and directors as a group.

Name and Address	Amount	Percentage
Eric English 4102 S. 137th W. Ave Sand Springs, OK 74063	175,000	58.33%
All Officers and Directors as a Group (1 person)	175,000	58.33%
Rail Pro Services, Inc. 4142 S. Harvard Ave Suite D3 Tulsa, OK 74135	125,000	41.67%
All other 5% owners as a group (1 member)	125,000	41.67%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2011, the Company borrowed $15,000 from Helen English, a related party.

LEGAL PROCEEDINGS

We are not a party to any legal proceedings the outcome of which, in the opinion of our management, would have a material adverse effect on our business, financial condition, or results of operation.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

    Item 5(a)

a)  Market Information.  Our common stock is not quoted on a market or securities exchange.  We cannot provide any assurance that an active market in our common stock will develop.  We intend to quote our common shares on a market or securities exchange.

b)  Holders.  At October 7, 2014, there were 46 common shareholders of Silex Holdings.

c)  Dividends.  Holders of Silex Holdings common stock are entitled to receive such dividends as may be declared by its board of directors.  No dividends on Silex Holdings common stock have ever been paid, and Silex Holdings does not anticipate that dividends will be paid on its common stock in the foreseeable future.

d)  Securities authorized for issuance under equity compensation plans.  No securities are authorized for issuance by the Company under equity compensation plans.

Plan Category	Number of Securities Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans Approved by Security Holders	n/a	n/a	n/a
Equity Compensation Plans Not Approved by Security Holders	n/a	n/a	n/a
Total	n/a	n/a	n/a

e)  Performance graph

Not applicable.

f)  Sale of unregistered securities.

None

    Item 5(b) Use of Proceeds.  None

    Item 5(c) Purchases of Equity Securities by the issuer and affiliated purchasers.  None.

DESCRIPTION OF CAPITAL STOCK

The following statements constitute brief summaries of Silex Holdings’ articles of incorporation and bylaws.

 (a) Authorized Shares.  The aggregate number of shares which the corporation shall have the authority to issue is one hundred million shares (100,000,000 shares).  Eighty million (80,000,000) shares shall be designated "Common Stock", and shall have a par value of $.0001.  Twenty million (20,000,000 shares shall be designated "Preferred Stock", and shall have a par value of $.0001 per share, and shall be issued for such consideration, expressed in dollars, as the Board of Directors may, from time to time, determine.

 (b) Consideration for Shares.  All shares of Common Stock and Preferred Stock shall be issued by Silex Holdings for cash, property or services actually performed, for no less than the par value of $.0001 for Common Stock and $.0001 for Preferred Stock.  All shares shall be fully paid and non-assessable.

 (c) Issuance of Preferred Stock.  The Preferred Stock may be issued from time to time in series.  The board of directors of Silex Holdings is authorized to establish such series, to fix and determine the variations and the relative rights and preferences as between series, and to thereafter issue such stock from time to time.  The board of directors is also authorized to allow for conversion of the Preferred Stock to Common Stock under terms and conditions as determined by the board of directors.

Common Stock

The common stock of Silex Holdings has the following powers, rights, qualifications, limitations and restrictions.

    1.    The holders of the common stock shall be entitled to one vote for each share of common stock held by them of record at the time for determining the holders thereof entitled to vote

    2.     After Silex Holdings shall comply with the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts and subject further to any other conditions which may be affixed in accordance with the provisions hereof, then but not otherwise, the holders of common stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors; and

    3. In the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of Silex Holdings, the holders of the common stock shall be entitled to receive all of the remaining assets of Silex Holdings, tangible and intangible, of whatever kind available for distribution to stock holders, ratably in proportion to the number of common shares held by each.

Preferred Stock

The preferred stock of Silex Holdings has been divided into two series, and has the following powers, rights, qualifications, limitations and restrictions.

Series A preferred stock

    1.    The holders of the Series A preferred stock shall be entitled to one vote for each share of preferred stock held by them of record at the time for determining the holders thereof entitled to vote.

    2.    Each Series A preferred share is convertible into common shares worth an aggregate of $2.00.

    3.    After Silex Holdings shall comply with the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts and subject further to any other conditions which may be affixed in accordance with the provisions hereof, then but not otherwise, the holders of preferred stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors; and

    4.    In the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of Silex Holdings, the holders of the preferred stock shall be entitled to receive all of the remaining assets of Silex Holdings, tangible and intangible, of whatever kind available for distribution to stock holders, ratably in proportion to the number of preferred shares held by each.

Series B Preferred Stock

    1.    The holders of the Series B preferred stock shall be entitled to one vote for each share of preferred stock held by them of record at the time for determining the holders thereof entitled to vote.

    2.    Each Series B preferred share is convertible into common shares worth an aggregate of $1.00.

    3.    After Silex Holdings shall comply with the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts and subject further to any other conditions which may be affixed in accordance with the provisions hereof, then but not otherwise, the holders of preferred stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors; and

    4.    In the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of Silex Holdings, the holders of the preferred stock shall be entitled to receive all of the remaining assets of the Silex Holdings, tangible and intangible, of whatever kind available for distribution to stock holders, ratably in proportion to the number of preferred shares held by each.

Transfer Agent

Silex Holdings acts as its own transfer agent.

Indemnification of Directors and Officers

Silex Holdings shall indemnify any officer or director or any former officer or director, to the full extent permitted by law.  We shall indemnify any officer or director in connection with any proceedings, including appeals, if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of Silex Holdings and they had no reasonable cause to believe that his or her conduct was unlawful.  The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of Silex Holdings or had reasonable cause to believe that his or her conduct was unlawful.

At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or preceding that may result in a claim for indemnification.

We do not have any insurance policies covering our officers and directors with respect to certain liabilities, including liabilities arising under the Securities Act or otherwise.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

ON ACCOUNTING AND FINANCIAL DISCLOSURE

There have not been any changes in or disagreements with accountants on accounting and financial disclosure or any other matter.

Item 3.02 – Unregistered Sales of Equity Securities

On October 1, 2014, the Company issued 363,500,000 common shares to the shareholders of Silex Holdings under the securities purchase agreement, as described above.  These common shares were issued in return for 4,662,584 Silex Holdings common shares.  These common shares were issued under an exemption from registration under Section 4(a) (2) of the Securities Act.  The shareholders of Silex Holdings are knowledgeable enough to be considered “sophisticated investors”, they had access to the type of information normally provided in a prospectus for a registered securities offering, and have agreed not to resell or distribute the securities to the public.

Item 9.01 - Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

To be filed by amendment

(b)   Pro forma financial information.

To be filed by amendment

(c)  Shell company transactions.

Not applicable

(d) Exhibits

(10)  Stock Purchase Agreement dated May 21, 2013 by and between the Company, Ronald Brewer, as agent and attorney-in-fact for Sellers and RJD Green.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RJD Green, Inc.

October 7, 2014

By:      /s/ Rex Washburn

Rex Washburn

Chief Executive Officer